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                                                                    ADVANTUS
                                                                 FAMILY OF FUNDS


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                        ADVANTUS ENTERPRISE FUND


                                                              SEPTEMBER 30, 1995

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                        2

INVESTMENTS IN SECURITIES                 6

STATEMENT OF ASSETS AND LIABILITIES       9

STATEMENT OF OPERATIONS                   10

STATEMENT OF CHANGES IN NET ASSETS        11

NOTES TO FINANCIAL STATEMENTS             12

INDEPENDENT AUDITORS' REPORT              17

FEDERAL INCOME TAX INFORMATION            18

SHAREHOLDER SERVICES                      19

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE
[PHOTO]
JAMES D. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE

The stock market was a rewarding place to invest over the past year. The broader indices which focus on larger companies distinguished themselves by outperforming the small company indices. For instance, the large company dominated S&P 500++ returned almost 30 percent, while the small company oriented Russell 2000 Index rose 21.2 percent.** Recently however, the small companies appear to be reversing the trend by outperforming larger companies in the third quarter.

The past year marks the first year of existence for the Enterprise Fund. During that time the fund has done very well, returning the following for each of the three classes of shares offered:

Class A*                                27.9 percent
Class B*                                26.7 percent
Class C (since 3/1/95 inception)*       20.4 percent

Class A and Class B shares outperformed both the Russell 2000's** return of 21.2% and the slightly larger Wilshire Midcap's+ return of 25.1% for the same periods.

PORTFOLIO RECAP

The strong market performance of the past year was dominated by a few sectors. Technology and financial stocks were the main focus of the market's strength. More recently, the health care area performed well. Many of these companies exhibit continuing high growth and/or improving growth trends. Companies in these sectors benefit from dropping interest rates and are capable of maintaining consistent growth in a slow growth economy.

Companies will maintain their focus on restructuring, re-engineering, outsourcing, cost-cutting, and industry consolidations. This will lead to exciting growth opportunities for those companies well positioned to take advantage of these trends by offering solutions. Technology related companies will continue to play major roles as companies strive to become more efficient and competitive.

The Enterprise Fund is well positioned to capitalize on technology strengths. We hold significant weighting in companies which are effectively using technology to make their firms more efficient and profitable, or offering technological solutions to a vast array of corporate needs. Currently, over one

                                                        ADVANTUS ENTERPRISE FUND
                                                              SEPTEMBER 30, 1995

third of the portfolio is comprised of technology oriented companies. These companies have been strong performers and though they tend to be volatile at times (like September), we feel the game is far from over.

Retail and consumer oriented companies will continue to operate in a highly competitive (some say saturated) environment with very price conscious consumers. Our portfolio identified several success stories within the consumer sector such as Tommy Hilfiger (apparel), Lone Star Steakhouse (restaurant) and Casey's General Stores (convenience stores). It was negatively impacted by a few holdings where revenue and earnings did not meet expectations such as Sunbeam Corporation (consumer products) and Home Depot (building supplies).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS ENTERPRISE FUND, WILSHIRE MIDCAP
                      VALUE INDEX AND CONSUMER PRICE INDEX

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL
         RETURN
Class A:
One year                       21.5%
Since inception (9/16/94)      19.6%
Class B:
One year                       21.7%
Since inception (9/16/94)      20.2%
                             Class A    Class B  Wilshire Midcap Index        CPI
9/16/94                       10,000     10,000                 10,000     10,000
9/30/94                        9,423      9,910                  9,942     10,128
9/30/95                       12,049     12,107                 12,439     10,351

On the chart above you can see how the Advantus Enterprise Fund's Class A and Class B shares' total return compared to the Wilshire Midcap Index and the Consumer Price Index. The four lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Enterprise Fund Class A and Class B shares (September 16, 1994) through September 30, 1995.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
+The Wilshire Midcap Index is comprised of the largest 1,250 U.S. domicile companies as measured by market capitalization.
++The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS ENTERPRISE FUND
SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    TOTAL RETURN:
Since inception
(3/1/95)                                           20.4%
                          Class C  Wilshire Midcap Index        CPI
3/01/95                    10,000                 10,000     10,000
9/30/95                    12,038                 12,157     10,146

On the chart above you can see how the Advantus Enterprise Fund's Class C shares' total return compared to the Wilshire Midcap Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Enterprise Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance.

                                                        ADVANTUS ENTERPRISE FUND
                                                              SEPTEMBER 30, 1995

TEN LARGEST STOCK HOLDINGS

                                          MARKET    % OF STOCK
COMPANY                         SHARES    VALUE     PORTFOLIO
------------------------------  ------  ----------  ----------
Tommy Hilfiger Corporation....  31,200  $1,014,000      3.5%
Idexx Laboratories Inc........  25,200     938,700      3.3%
Gartner.......................  28,500     933,375      3.2%
United Waste Systems, Inc.....  22,300     931,025      3.2%
Danka Business Systems PLC....  25,800     928,800      3.2%
Computer Associates
 International................  21,308     900,263      3.1%
Barnes & Noble Inc............  22,600     864,450      3.0%
First Financial Management....  8,800      859,100      3.0%
DSC Communications............  14,400     853,200      3.0%
Columbia/HCA Healthcare
 Corporation..................  16,487     801,680      2.8%
                                        ----------      ---
                                        $9,024,593     31.3%
                                        ----------      ---
                                        ----------      ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                        8.0%
Consumer Goods and Services         44.6%
Credit Sensitive                     6.2%
Intermediate Goods and
Services                             7.9%
Technology                          22.5%
Cash and Other
Assets/Liabilities                  10.8%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
COMMON STOCKS (89.2%)
  CAPITAL GOODS (8.0%)
    Machinery (8.0%)
     15,000   AES China Generating Co Ltd (b)(c)...........  $    135,000
     12,400   Blount Incorporated..........................       590,550
     21,500   Elsag Bailey Process Automation (b)(c).......       701,438
      9,600   J Ray McDermott Holdings Incorporated (b)....       216,000
     22,300   United Waste Systems, Inc (b)................       931,025
                                                             ------------
                                                                2,574,013
                                                             ------------
  CONSUMER GOODS AND SERVICES (44.7%)
    Consumer Goods (14.7%)
     16,487   Columbia/HCA Healthcare Corporation..........       801,680
     19,000   Fisher Scientific International Inc..........       615,125
     25,200   Idexx Laboratories Inc (b)...................       938,700
      5,800   Medtronic Inc................................       311,750
      8,132   Occusystems, Incorporated (b)................       168,739
     29,800   Pyxis Corporation (b)........................       577,375
      8,500   Teva Pharmaceutical Industries ADR (c).......       307,063
      7,600   United Health Care...........................       371,450
     24,797   Value Health Incorporated (b)................       657,121
                                                             ------------
                                                                4,749,003
                                                             ------------
    Consumer Services (10.5%)
     15,400   Carmike Cinemas (b)..........................       338,800

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
      9,466   CUC International Inc (b)....................  $    330,127
     28,500   Gartner (b)..................................       933,375
     12,800   GTECH Holdings Corporation (b)...............       385,600
      7,700   International House of Pancakes (b)..........       202,125
      9,800   Lone Star Steakhouse & Saloon, Inc (b).......       401,800
     16,500   Manpower.....................................       478,500
     13,200   Sola International Inc (b)...................       292,050
                                                             ------------
                                                                3,362,377
                                                             ------------
    Retail (14.2%)
      2,900   Amerisource Health Corporation (b)...........        78,300
     22,600   Barnes & Noble Inc (b).......................       864,450
     27,020   Borders Group Incorporated (b)...............       462,718
     26,300   BT Office Products International (b)(c)......       345,188
     28,600   Casey's General Stores Inc...................       647,075
      7,200   Eastbay Incorporated (b).....................       142,200
     16,500   Friedman's (b)...............................       358,875
     18,600   Global Directmail Corporation (b)............       458,025
      8,100   Home Depot Inc...............................       322,988
      6,200   Kohl's Inc (b)...............................       321,625
     15,600   Office Depot, Inc (b)........................       469,950
      8,200   Orchard Supply Hardware (b)..................       118,900
                                                             ------------
                                                                4,590,294
                                                             ------------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
    Consumer Cyclicals (5.3%)
     14,400   Cutter and Buck (b)..........................  $    106,200
      9,309   Exide Corporation............................       465,450
     11,300   Stant Corporation............................       113,000
     31,200   Tommy Hilfiger Corporation (b)...............     1,014,000
                                                             ------------
                                                                1,698,650
                                                             ------------
  CREDIT SENSITIVE (6.2%)
    Finance (5.8%)
      4,100   First Data Corp..............................       254,200
      8,800   First Financial Management...................       859,100
      3,200   MGIC Investment Corporation..................       183,200
     31,900   Roosevelt Financial Group, Inc...............       562,237
                                                             ------------
                                                                1,858,737
                                                             ------------
    Utilities (.4%)
      9,200   Pansamsat Corporation (b)....................       140,300
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (7.8%)
    Materials (3.8%)
      6,500   Atchison Casting Corporation (b).............       110,500
      9,425   Cambrex Corporation..........................       379,356
     25,000   Citation Corporation (b).....................       450,000
     13,670   McWhorter Technology Inc (b).................       210,176
      2,300   Valspar Corporation..........................        87,975
                                                             ------------
                                                                1,238,007
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
    Transportation (4.0%)
     16,300   American Freightways (b).....................  $    244,500
      8,000   Fritz Companies (b)..........................       589,500
     18,900   Landstar System, Inc (b).....................       455,962
                                                             ------------
                                                                1,289,962
                                                             ------------
  TECHNOLOGY (22.5%)
     11,600   Avid Technology, Inc (b).....................       498,800
     13,100   The Bisys Group Inc (b)......................       334,050
      7,200   C-Cube Microsystems Incorporated (b).........       329,400
      6,500   Cognex Corporation (b).......................       313,625
     21,308   Computer Associates International (b)........       900,263
     12,800   Computron Software (b).......................       220,800
     25,800   Danka Business Systems PLC (c)...............       928,800
        336   Datastream Systems, Incorporated (b).........         7,644
     14,400   DSC Communications (b).......................       853,200
      9,774   Fore Systems Inc (b).........................       361,638
     11,000   Informix Corporation (b).....................       357,500
     12,600   Integrated Device Technology, Inc (b)........       315,000
     14,800   Mercury Interactive Corporation (b)..........       410,700

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     15,300   Oracle Corporation (b).......................  $    587,137
      8,100   Telephone and Data Systems, Inc..............       340,200
      3,500   Uunet Technologies, Incorporated (b).........       161,875
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
      7,500   3 Com (b)....................................  $    341,250
                                                             ------------
                                                                7,261,882
                                                             ------------
Total common stocks
  (cost: $22,939,314)......................................    28,763,225
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (12.1%)
$2,050,000  U.S. Treasury Bills...............................   5.50-5.57%  10/12/95    2,046,209
 1,870,000  U.S. Treasury Bills...............................        5.34%  12/07/95    1,850,932
                                                                                       -----------
            Total short-term securities (cost: $3,897,896)...........................    3,897,141
                                                                                       -----------
            Total investments in securities (cost: $26,837,210) (d)..................  $32,660,366
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 7.5% of net assets in foreign securities as of September 30, 1995.
(d)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $26,837,210.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:
      Gross unrealized appreciation...........  $6,453,505
      Gross unrealized depreciation...........    (630,349)
                                                ----------
      Net unrealized appreciation.............  $5,823,156
                                                ----------
                                                ----------

                                                        ADVANTUS ENTERPRISE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                    ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,837,210)....  $32,660,366
Cash in bank on demand deposit...................................       27,286
Receivable for Fund shares sold..................................        6,706
Receivable for investment securities sold........................       15,487
Dividends receivable.............................................        2,235
Organizational costs.............................................       42,624
                                                                   -----------
    Total assets.................................................   32,754,704
                                                                   -----------
                                 LIABILITIES
Payable for Fund shares repurchased..............................        4,356
Payable for investment securities purchased......................      424,806
Payable for organizational cost..................................       42,624
Payable to Adviser...............................................       37,364
                                                                   -----------
    Total liabilities............................................      509,150
                                                                   -----------
Net assets applicable to outstanding capital stock...............  $32,245,554
                                                                   -----------
                                                                   -----------
Represented by:
  Capital stock--$.01 par value (note 1).........................  $    22,917
  Additional paid-in capital.....................................   25,394,444
  Undistributed net investment income............................           --
  Accumulated net realized gains from investments................    1,005,037
  Unrealized appreciation of investments.........................    5,823,156
                                                                   -----------
    Total--representing net assets applicable to outstanding
     capital stock...............................................  $32,245,554
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class A Shares..............  $30,454,200
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class B Shares..............  $ 1,720,378
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class C Shares..............  $    70,976
                                                                   -----------
                                                                   -----------
Shares outstanding and net asset value per share
  Class A--Shares outstanding 2,163,222..........................  $     14.08
                                                                   -----------
                                                                   -----------
  Class B--Shares outstanding 123,403............................  $     13.94
                                                                   -----------
                                                                   -----------
  Class C--Shares outstanding 5,092..............................  $     13.94
                                                                   -----------
                                                                   -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest.......................................................  $  130,865
  Dividends......................................................      48,979
                                                                   ----------
      Total investment income....................................     179,844
                                                                   ----------
Expenses (note 4):
  Investment advisory fee........................................     167,883
  Distribution fees--Class A.....................................      60,649
  Distribution fees--Class B.....................................       7,499
  Distribution fees--Class C.....................................         194
  Administrative services fee....................................      37,800
  Amortization of organizational costs...........................      10,883
  Custodian fees.................................................      12,537
  Auditing and accounting services...............................       7,165
  Legal fees.....................................................       7,857
  Directors' fees................................................         400
  Registration fees..............................................      35,174
  Printing and shareholder reports...............................      13,164
  Insurance......................................................       5,500
  Other..........................................................       5,724
                                                                   ----------
      Total expenses.............................................     372,429
  Less fees and expenses waived or absorbed:
    Class A distribution fees....................................     (40,433)
    Other fund expenses..........................................     (43,566)
                                                                   ----------
      Total fees and expenses waived or absorbed.................     (83,999)
                                                                   ----------
      Total net expenses.........................................     288,430
                                                                   ----------
      Investment loss--net.......................................    (108,586)
                                                                   ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).....................   1,149,528
  Net change in unrealized appreciation or depreciation on
   investments...................................................   4,896,004
                                                                   ----------
      Net gains on investments...................................   6,045,532
                                                                   ----------
Net increase in net assets resulting from operations.............  $5,936,946
                                                                   ----------
                                                                   ----------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                                 PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                       1995         1994
                                                    -----------  -----------
Operations:
  Investment loss--net............................  $  (108,586) $    (6,282)
  Net realized gains (losses) on investments......    1,149,528      (23,671)
  Net change in unrealized appreciation or
   depreciation of investments....................    4,896,004      927,152
                                                    -----------  -----------
      Increase in net assets resulting from
       operations.................................    5,936,946      897,199
                                                    -----------  -----------
Distributions to shareholders from:
  Net realized gains on investments:
    Class A.......................................      (22,643)          --
    Class B.......................................         (474)          --
                                                    -----------  -----------
      Total distributions.........................      (23,117)          --
                                                    -----------  -----------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.......................................   11,923,790   12,075,000
    Class B.......................................    1,409,271       88,098
    Class C.......................................       66,063           --
  Shares issued as a result of reinvested
   dividends:
    Class A.......................................          857           --
    Class B.......................................          474           --
  Payments for redemption of shares:
    Class A.......................................     (122,253)          --
    Class B.......................................       (6,361)          (5)
    Class C.......................................         (408)          --
                                                    -----------  -----------
      Increase in net assets from capital share
       transactions...............................   13,271,433   12,163,093
                                                    -----------  -----------
      Total increase in net assets................   19,185,262   13,060,292
Net assets at beginning of period.................   13,060,292           --
                                                    -----------  -----------
Net assets at end of period (including
 undistributed net investment income of $0 and $0,
 respectively)....................................  $32,245,554  $13,060,292
                                                    -----------  -----------
                                                    -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Enterprise Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Small Company Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $108,586, decrease accumulated net realized gains from investments by $97,703 and decrease additional paid-in capital by $10,883.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $20,981,574 and $9,172,892, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $40,433 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,250 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period from October 1, 1994 to September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $43,566 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $57,059.

    As of September 30, 1995, Minnesota Mutual and subsidiaries, and the directors and officers of the Fund as a whole owned the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................        2,012,765              93.0%
Class B.................................................            7,513               6.1%
Class C.................................................              863              16.9%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,342.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period June 20, 1994 to September 30, 1994 for Class A and Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                            CLASS A               CLASS B           CLASS C
                                                     ---------------------  --------------------  -----------
                                                       1995        1994       1995       1994        1995
                                                     ---------  ----------  ---------  ---------  -----------
Sold...............................................    997,759   1,175,226    115,168      8,700       5,124
Issued for reinvested distributions................         79          --         44         --          --
Redeemed...........................................     (9,842)         --       (508)        (1)        (32)
                                                     ---------  ----------  ---------  ---------  -----------
                                                       987,996   1,175,226    114,704      8,699       5,092
                                                     ---------  ----------  ---------  ---------  -----------
                                                     ---------  ----------  ---------  ---------  -----------

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                 CLASS A                             CLASS B                     CLASS C
                                     -------------------------------     --------------------------------     --------------
                                                        PERIOD FROM                         PERIOD FROM        PERIOD FROM
                                                       SEPTEMBER 16,                       SEPTEMBER 16,      MARCH 1, 1995
                                       YEAR ENDED       1994 (A) TO       YEAR ENDED        1994 (A) TO           (A) TO
                                     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                          1995             1994              1995               1994               1995
                                     --------------    -------------     -------------     --------------     --------------
Net asset value, beginning of
 period............................    $    11.03        $   11.12         $   11.02         $   11.12          $   11.58
                                          -------      -------------          ------            ------             ------
Income from investment operations:
  Net investment income (loss).....          (.04)              --              (.09)             (.01)              (.06)
  Net gains or losses on securities
   (both realized and
   unrealized).....................          3.11             (.09)             3.03              (.09)              2.42
                                          -------      -------------          ------            ------             ------
 Total from investment
  operations.......................          3.07             (.09)             2.94              (.10)              2.36
                                          -------      -------------          ------            ------             ------
Less distributions:
  Dividends from net investment
   income..........................            --               --                --                --                 --
  Distributions from capital
   gains...........................          (.02)              --              (.02)               --                 --
                                          -------      -------------          ------            ------             ------
    Total distributions............          (.02)              --              (.02)               --                 --
                                          -------      -------------          ------            ------             ------
Net asset value, end of period.....    $    14.08        $   11.03         $   13.94         $   11.02          $   13.94
                                          -------      -------------          ------            ------             ------
                                          -------      -------------          ------            ------             ------
Total return (b)...................          27.9%             (.8)%(c)         26.7%              (.9)%(c)          20.4%(d)
Net assets, end of period (in
 thousands)........................    $   30,454        $  12,964         $   1,720         $      96          $      71
Ratio of expenses to average daily
 net assets (e)....................          1.34%             .05%(g)          2.24%              .09%(g)           2.24%(f)
Ratio of net investment income
 (loss) to average daily net assets
 (e)...............................          (.48)%           (.02)%(g)        (1.45)%            (.06)%(g)         (1.57)%(f)
Portfolio turnover rate (excluding
 short-term securities)............          48.8%             5.0%             48.8%              5.0%              48.8%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net asses would have been 1.75% and .06% for Class A shares, respectively, 2.39% and .10% for Class B shares, respectively, and 2.32% for Class C shares. The ratios of net investment income (loss) to average daily net assets would have been (.89)% and (.03)% for Class A shares, respectively, (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A AND CLASS B

Income distributions--taxable as dividend income, 7.8% qualifying for deduction by corporations

                                            PER
PAYABLE DATE                               SHARE
----------------------------------------  -------
December 19, 1994.......................  $0.0186
                                          -------
                                          -------

    This distribution is from short-term capital gains which is taxed as dividend income.

CLASS C

No distributions.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


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                               MIMLIC SALES CORPORATION
                               400 ROBERT STREET NORTH
                               ST. PAUL, MN  55101-2098
                               1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48647 11-95